Exhibit 21.1

SUBSIDIARIES OF THE COMPANY

(as of December 31, 2014)

Name	Structure	Jurisdiction of Incorporation
Aberdeen Dialysis, LLC	Limited Liability Company	Delaware
Able Dialysis, LLC	Limited Liability Company	Delaware
ABQ Health Partners, LLC	Limited Liability Company	Delaware
Acton Dialysis, LLC	Limited Liability Company	Delaware
Alamosa Dialysis, LLC	Limited Liability Company	Delaware
American Fork Dialysis, LLC	Limited Liability Company	Delaware
Amery Dialysis, LLC	Limited Liability Company	Delaware
Anderson Kidney Dialysis, LLC	Limited Liability Company	Delaware
Animas Dialysis, LLC	Limited Liability Company	Delaware
Arcadia Gardens Dialysis, LLC	Limited Liability Company	Delaware
Arizona Integrated Physicians, Inc.	For Profit Corporation	Delaware
Astro, Hobby, West Mt. Renal Care Limited Partnership	Limited Partnership	Delaware
Atlantic Dialysis, LLC	Limited Liability Company	Delaware
Austin Dialysis Centers, L.P.	Limited Partnership	Delaware
Bagby Dialysis, LLC	Limited Liability Company	Delaware
Bainbridge Dialysis, LLC	Limited Liability Company	Delaware
Barrington Dialysis, LLC	Limited Liability Company	Delaware
Barton Dialysis, LLC	Limited Liability Company	Delaware
Basin Dialysis, LLC	Limited Liability Company	Delaware
Bastrop Dialysis, LLC	Limited Liability Company	Delaware
Beachside Dialysis, LLC	Limited Liability Company	Delaware
Beacon Dialysis, LLC	Limited Liability Company	Delaware
Bear Creek Dialysis Center, L.P.	Limited Partnership	Delaware
Beck Dialysis, LLC	Limited Liability Company	Delaware
Bellevue Dialysis, LLC	Limited Liability Company	Delaware
Beverly Dialysis, LLC	Limited Liability Company	Delaware
Beverly Hills Dialysis Partnership	General Partnership	California
Bidwell Dialysis, LLC	Limited Liability Company	Delaware
Birch Dialysis, LLC	Limited Liability Company	Ohio
Bladon Dialysis, LLC	Limited Liability Company	Delaware
Blake Dialysis, LLC	Limited Liability Company	Delaware
Blanco Dialysis, LLC	Limited Liability Company	Delaware
Bliss Dialysis, LLC	Limited Liability Company	Delaware
Bluegrass Dialysis, LLC	Limited Liability Company	Delaware
Bohama Dialysis, LLC	Limited Liability Company	Delaware
Borrego Dialysis, LLC	Limited Liability Company	Delaware
Bottle Dialysis, LLC	Limited Liability Company	Delaware
Brantley Dialysis, LLC	Limited Liability Company	Delaware
Bridges Dialysis, LLC	Limited Liability Company	Delaware
Bright Dialysis, LLC	Limited Liability Company	Delaware
Brighton Dialysis Center, LLC	Limited Liability Company	Delaware
Brook Dialysis, LLC	Limited Liability Company	Delaware
Brownsville Kidney Center, Ltd	Limited Partnership	Texas
Brownwood Dialysis, LLC	Limited Liability Company	Delaware
Bruno Dialysis, LLC	Limited Liability Company	Delaware

Name	Structure	Jurisdiction of Incorporation
Buford Dialysis, LLC	Limited Liability Company	Delaware
Bulfinch Dialysis, LLC	Limited Liability Company	Delaware
Bullards Dialysis, LLC	Limited Liability Company	Delaware
Burney Dialysis, LLC	Limited Liability Company	Delaware
Butano Dialysis, LLC	Limited Liability Company	Delaware
Caballo Dialysis, LLC	Limited Liability Company	Delaware
Caddo Dialysis, LLC	Limited Liability Company	Delaware
Calaveras Dialysis, LLC	Limited Liability Company	Delaware
Camino Dialysis, LLC	Limited Liability Company	Delaware
Campton Dialysis, LLC	Limited Liability Company	Delaware
Canyon Springs Dialysis, LLC	Limited Liability Company	Delaware
Capelville Dialysis, LLC	Limited Liability Company	Delaware
Capes Dialysis, LLC	Limited Liability Company	Delaware
Capital Dialysis Partnership	General Partnership	California
Carlsbad Dialysis, LLC	Limited Liability Company	Delaware
Carroll County Dialysis Facility Limited Partnership	Limited Partnership	Maryland
Carroll County Dialysis Facility, Inc.	For Profit Corporation	Maryland
Cascades Dialysis, LLC	Limited Liability Company	Delaware
Caverns Dialysis, LLC	Limited Liability Company	Delaware
Cedar Dialysis, LLC	Limited Liability Company	Delaware
Centennial LV, LLC	Limited Liability Company	Delaware
Central Carolina Dialysis Centers, LLC	Limited Liability Company	Delaware
Central Georgia Dialysis, LLC	Limited Liability Company	Delaware
Central Iowa Dialysis Partners, LLC	Limited Liability Company	Delaware
Central Kentucky Dialysis Centers, LLC	Limited Liability Company	Delaware
Cerito Dialysis Partners, LLC	Limited Liability Company	Delaware
Chadron Dialysis, LLC	Limited Liability Company	Delaware
Channel Dialysis, LLC	Limited Liability Company	Delaware
Chicago Heights Dialysis, LLC	Limited Liability Company	Delaware
Chipeta Dialysis, LLC	Limited Liability Company	Delaware
Churchill Dialysis, LLC	Limited Liability Company	Delaware
Cimarron Dialysis, LLC	Limited Liability Company	Delaware
Cinco Rios Dialysis, LLC	Limited Liability Company	Delaware
Clark Dialysis, LLC	Limited Liability Company	Delaware
Clayton Dialysis, LLC	Limited Liability Company	Delaware
Clearee Dialysis, LLC	Limited Liability Company	Delaware
Cleburne Dialysis, LLC	Limited Liability Company	Delaware
Clifton Dialysis, LLC	Limited Liability Company	Delaware
Clinica Central do Bonfim S.A.	Corporation	Portugal
Clinton Township Dialysis, LLC	Limited Liability Company	Delaware
Clover Dialysis, LLC	Limited Liability Company	Delaware
Clyfee Dialysis, LLC	Limited Liability Company	Delaware
Coast Dialysis, LLC	Limited Liability Company	Delaware
Cobbles Dialysis, LLC	Limited Liability Company	Delaware
Colleton Dialysis, LLC	Limited Liability Company	Delaware

Name	Structure	Jurisdiction of Incorporation
Columbus-RNA-DaVita, LLC	Limited Liability Company	Delaware
Commerce Township Dialysis Center, LLC	Limited Liability Company	Delaware
Conconully Dialysis, LLC	Limited Liability Company	Delaware
Continental Dialysis Center of Springfield-Fairfax, Inc.	For Profit Corporation	Virginia
Continental Dialysis Centers, Inc.	For Profit Corporation	Virginia
Court Dialysis, LLC	Limited Liability Company	Delaware
Cowell Dialysis, LLC	Limited Liability Company	Delaware
Creek Dialysis, LLC	Limited Liability Company	Delaware
Crystals Dialysis, LLC	Limited Liability Company	Delaware
Curecanti Dialysis, LLC	Limited Liability Company	Delaware
Curlew Dialysis, LLC	Limited Liability Company	Delaware
Dallas-Fort Worth Nephrology II, LLC	Limited Liability Company	Delaware
Dallas-Fort Worth Nephrology, L.P.	Limited Partnership	Delaware
Damon Dialysis, LLC	Limited Liability Company	Delaware
Davis Dialysis, LLC	Limited Liability Company	Delaware
DaVita - Riverside II, LLC	Limited Liability Company	Delaware
DaVita 3SBio Healthcare Management (Liaoning) Co., Ltd.	Limited Liability Company	China
DaVita Care (India) Private Limited	Private Limited	India
DaVita Care (Saudi Arabia)	Limited Liability Company	Saudi Arabia
DaVita Care (Taiwan) Private Limited	Private Limited	Taiwan, Province Of China
DaVita Care Pte, Ltd.	Private Limited	Singapore
DaVita China Pte. Ltd.	Private Limited	Singapore
DaVita Dakota Dialysis Center, LLC	Limited Liability Company	Delaware
DaVita Deutschland Beteiligungs GmbH & Co. KG	Limited Liability Company	Germany
DaVita Deutschland GmbH	Limited Liability Company	Germany
DaVita DPC Holding Co., LLC	Limited Liability Company	Delaware
DaVita El Paso East, L.P.	Limited Partnership	Delaware
DaVita Healthcare Partners Plan, Inc.	For Profit Corporation	Delaware
DaVita Hospital Management Consulting (Shanghai) Co., Ltd.	Limited Liability Company	China
DaVita of New York, Inc.	For Profit Corporation	New York
DaVita Renal Pte, Ltd.	Private Limited	Singapore
DaVita Rx, LLC	Limited Liability Company	Delaware
DaVita S.A.S.	Limited Liability Company	Colombia
DaVita Sp. z o.o.	Limited Liability Company	Poland
DaVita Tidewater - Virginia Beach, LLC	Limited Liability Company	Delaware
DaVita Tidewater, LLC	Limited Liability Company	Delaware
DaVita-Riverside, LLC	Limited Liability Company	Delaware
DC Healthcare International, Inc.	For Profit Corporation	Delaware
Desoto Dialysis, LLC	Limited Liability Company	Delaware

Name	Structure	Jurisdiction of Incorporation
Diablo Dialysis, LLC	Limited Liability Company	Delaware
Dializa Grojec Sp. z.o.o.	Limited Liability Company	Poland
Dialyse-Zentrum Hamburg-Ost GmbH	Gesellschaft mit beschränkter Haftung(GmbH)	Germany
Dialysis of Des Moines, LLC	Limited Liability Company	Delaware
Dialysis of North Atlanta, LLC	Limited Liability Company	Delaware
Dialysis of Northern Illinois, LLC	Limited Liability Company	Delaware
Dialysis Specialists of Dallas, Inc.	For Profit Corporation	Texas
DNH Medical Management, Inc.	For Profit Corporation	California
DNP Management Company, LLC	Limited Liability Company	Delaware
Dolores Dialysis, LLC	Limited Liability Company	Delaware
Dome Dialysis, LLC	Limited Liability Company	Delaware
Doves Dialysis, LLC	Limited Liability Company	Delaware
Downriver Centers, Inc.	For Profit Corporation	Michigan
Downtown Houston Dialysis Center, L.P.	Limited Partnership	Delaware
DPC Vail, LLC	Limited Liability Company	Delaware
Durango Dialysis Center, LLC	Limited Liability Company	Delaware
DV Care GmbH	Gesellschaft mit beschränkter Haftung(GmbH)	Germany
DV Care Netherlands B.V.	Besloten Venootschap(BV)	Netherlands
DVA (Malaysia) SDN. BHD.	Private Company	Malaysia
DVA Healthcare - Southwest Ohio, LLC	Limited Liability Company	Tennessee
DVA Healthcare of Maryland, Inc.	For Profit Corporation	Maryland
DVA Healthcare of Massachusetts, Inc.	For Profit Corporation	Massachusetts
DVA Healthcare of New London, LLC	Limited Liability Company	Tennessee
DVA Healthcare of Norwich, LLC	Limited Liability Company	Tennessee
DVA Healthcare of Pennsylvania, Inc.	For Profit Corporation	Pennsylvania
DVA Healthcare of Tuscaloosa, LLC	Limited Liability Company	Tennessee
DVA Healthcare Renal Care, Inc.	For Profit Corporation	Nevada
DVA Laboratory Services, Inc.	For Profit Corporation	Florida
DVA of New York, Inc.	For Profit Corporation	New York
DVA Renal Care Portugal, Unipessoal LDA	Limited Liability Company	Portugal
DVA Renal Healthcare, Inc.	For Profit Corporation	Tennessee
DVA/Washington University Healthcare of Greater St. Louis, LLC	Limited Liability Company	Delaware
East End Dialysis Center, Inc.	For Profit Corporation	Virginia
East Ft. Lauderdale, LLC	Limited Liability Company	Delaware
East Houston Kidney Center, L.P.	Limited Partnership	Delaware
Ebrea Dialysis, LLC	Limited Liability Company	Delaware
Elberton Dialysis Facility, Inc.	For Profit Corporation	Georgia
Elgin Dialysis, LLC	Limited Liability Company	Delaware
Elitemed sp. z o.o.	spólka z ograniczona odpowiedzialnoscia (Sp.z.o.o.)	Poland
Elk Grove Dialysis Center, LLC	Limited Liability Company	Delaware
Empire State DC, Inc.	For Profit Corporation	New York
Enchanted Dialysis, LLC	Limited Liability Company	New York
Especialistas en Salud-Esensa S.A.S.	Sociedad Por Acciones	Colombia
Espeja sp. z o.o.	Limited Liability Company	Poland
Etowah Dialysis, LLC	Limited Liability Company	Delaware
Eufaula Dialysis, LLC	Limited Liability Company	Delaware
EURODIAL - Centro de Nefrologia e Dialise de Leiria S.A.	Sociedad Anonima (S.A.)	Portugal
Everglades Dialysis, LLC	Limited Liability Company	Delaware

Name	Structure	Jurisdiction of Incorporation
Extracorp Aktiengesellschaft	Aktiengesellschaft(AG)	Germany
Fairfield Dialysis, LLC	Limited Liability Company	Delaware
Falcon, LLC	Limited Liability Company	Delaware
Fanthorp Dialysis, LLC	Limited Liability Company	Delaware
Farragut Dialysis, LLC	Limited Liability Company	Delaware
Fields Dialysis, LLC	Limited Liability Company	Delaware
Five Star Dialysis, LLC	Limited Liability Company	Delaware
Fjords Dialysis, LLC	Limited Liability Company	Delaware
Flagler Dialysis, LLC	Limited Liability Company	Delaware
Flamingo Park Kidney Center, Inc.	For Profit Corporation	Florida
Flor Dialysis, LLC	Limited Liability Company	Delaware
Forester Dialysis, LLC	Limited Liability Company	Delaware
Fort Dialysis, LLC	Limited Liability Company	Delaware
Foss Dialysis, LLC	Limited Liability Company	Delaware
Freehold Artificial Kidney Center, L.L.C.	Limited Liability Company	New Jersey
Freeportbay Dialysis, LLC	Limited Liability Company	Delaware
Fremont Dialysis, LLC	Limited Liability Company	Delaware
Fullerton Dialysis Center, LLC	Limited Liability Company	Delaware
Gardenside Dialysis, LLC	Limited Liability Company	Delaware
Garner Dialysis, LLC	Limited Liability Company	Delaware
Garrett Dialysis, LLC	Limited Liability Company	Delaware
Geyser Dialysis, LLC	Limited Liability Company	Delaware
GiveLife Dialysis, LLC	Limited Liability Company	Delaware
Givhan Dialysis, LLC	Limited Liability Company	Delaware
Glacier Dialysis, LLC	Limited Liability Company	Delaware
Glassland Dialysis, LLC	Limited Liability Company	Delaware
Golden Dialysis, LLC	Limited Liability Company	Delaware
Golden Sun Bear, LLC	Limited Liability Company	Delaware
Goldendale Dialysis, LLC	Limited Liability Company	Delaware
Goliad Dialysis, LLC	Limited Liability Company	Delaware
Grand Home Dialysis, LLC	Limited Liability Company	Delaware
Great Dialysis, LLC	Limited Liability Company	Delaware
Greater Las Vegas Dialysis, LLC	Limited Liability Company	Delaware
Greater Los Angeles Dialysis Centers, LLC	Limited Liability Company	Delaware
Green Country Dialysis, LLC	Limited Liability Company	Delaware
Green Desert Dialysis, LLC	Limited Liability Company	Delaware
Greenleaf Dialysis, LLC	Limited Liability Company	Delaware
Greenwood Dialysis, LLC	Limited Liability Company	Delaware
Griffin Dialysis, LLC	Limited Liability Company	Delaware
Griffs Dialysis, LLC	Limited Liability Company	Delaware
Grove Dialysis, LLC	Limited Liability Company	Delaware
Guntersville Dialysis, LLC	Limited Liability Company	Delaware
Hagerstown Dialysis, LLC	Limited Liability Company	Delaware
Hanford Dialysis, LLC	Limited Liability Company	Delaware
Harmony Dialysis, LLC	Limited Liability Company	Delaware
Harris Dialysis, LLC	Limited Liability Company	Delaware
Hart Dialysis, LLC	Limited Liability Company	Delaware
Hawaiian Gardens Dialysis Center, LLC	Limited Liability Company	Delaware

Name	Structure	Jurisdiction of Incorporation
Hazelton Dialysis, LLC	Limited Liability Company	Delaware
HCP ACO California, LLC	Limited Liability Company	California
HealthCare Partners Accountable Care Organization, LLC	Limited Liability Company	California
HealthCare Partners Arizona, LLC	Limited Liability Company	Arizona
HealthCare Partners ASC-LB, LLC	Limited Liability Company	California
HealthCare Partners Holdings, LLC	Limited Liability Company	California
Healthcare Partners Nevada, Inc.	For Profit Corporation	Nevada
HealthCare Partners Nevada, LLC	Limited Liability Company	Nevada
HealthCare Partners South Florida, LLC	Limited Liability Company	Florida
HealthCare Partners, LLC	Limited Liability Company	California
Heavener Dialysis, LLC	Limited Liability Company	Delaware
Heyburn Dialysis, LLC	Limited Liability Company	Delaware
Higbee Dialysis, LLC	Limited Liability Company	Delaware
Hills Dialysis, LLC	Limited Liability Company	Delaware
Hochatown Dialysis, LLC	Limited Liability Company	Delaware
Holiday Dialysis, LLC	Limited Liability Company	Delaware
Honey Dialysis, LLC	Limited Liability Company	Delaware
Honeyman Dialysis, LLC	Limited Liability Company	Delaware
Houston Acute Dialysis, L.P.	Limited Partnership	Delaware
Houston Kidney Center/Total Renal Care Integrated Service Network Limited Partnership	Limited Partnership	Delaware
Humboldt Dialysis, LLC	Limited Liability Company	Delaware
Huntington Artificial Kidney Center, Ltd.	For Profit Corporation	New York
Huntington Park Dialysis, LLC	Limited Liability Company	Delaware
Hyattsville Dialysis, LLC	Limited Liability Company	Delaware
Hyde Dialysis, LLC	Limited Liability Company	Delaware
Indian River Dialysis Center, LLC	Limited Liability Company	Delaware
Ionia Dialysis, LLC	Limited Liability Company	Delaware
ISD Bartlett, LLC	Limited Liability Company	Delaware
ISD Bends Dialysis, LLC	Limited Liability Company	Delaware
ISD Brandon, LLC	Limited Liability Company	Delaware
ISD Buffalo Grove, LLC	Limited Liability Company	Delaware
ISD Canton, LLC	Limited Liability Company	Delaware
ISD Corpus Christi, LLC	Limited Liability Company	Delaware
ISD I Holding Company, Inc.	For Profit Corporation	Delaware
ISD II Holding Company, Inc.	For Profit Corporation	Delaware
ISD Kansas City, LLC	Limited Liability Company	Delaware
ISD Kendallville, LLC	Limited Liability Company	Delaware
ISD Las Vegas, LLC	Limited Liability Company	Delaware
ISD Lees Summit, LLC	Limited Liability Company	Delaware
ISD Plainfield, LLC	Limited Liability Company	Delaware
ISD Renal, Inc.	For Profit Corporation	Delaware
ISD Schaumburg, LLC	Limited Liability Company	Delaware
ISD Spring Valley, LLC	Limited Liability Company	Delaware
ISD Summit Renal Care, LLC	Limited Liability Company	Ohio
ISD Trenton, LLC	Limited Liability Company	Delaware

Name	Structure	Jurisdiction of Incorporation
Jacinto Dialysis, LLC	Limited Liability Company	Delaware
Jedburg Dialysis, LLC	Limited Liability Company	Delaware
Joliet Dialysis, LLC	Limited Liability Company	Delaware
Joshua Dialysis, LLC	Limited Liability Company	Delaware
JSA Healthcare Corporation	For Profit Corporation	Delaware
JSA Healthcare Nevada, L.L.C.	Limited Liability Company	Nevada
JSA Holdings, Inc.	For Profit Corporation	Delaware
JSA P5 Nevada, L.L.C.	Limited Liability Company	Nevada
Kavett Dialysis, LLC	Limited Liability Company	Delaware
Kearn Dialysis, LLC	Limited Liability Company	Delaware
Kenai Dialysis, LLC	Limited Liability Company	Delaware
Kidney Centers of Michigan, L.L.C.	Limited Liability Company	Delaware
Kidney Home Center, LLC	Limited Liability Company	Delaware
Kimball Dialysis, LLC	Limited Liability Company	Delaware
Kinswa Dialysis, LLC	Limited Liability Company	Delaware
Knickerbocker Dialysis, Inc.	For Profit Corporation	New York
Kobuk Dialysis, LLC	Limited Liability Company	Delaware
Lakeshore Dialysis, LLC	Limited Liability Company	Delaware
Landing Dialysis, LLC	Limited Liability Company	Delaware
Lapham Dialysis, LLC	Limited Liability Company	Delaware
Las Olas De Sequoia, LLC	Limited Liability Company	Delaware
Las Vegas Pediatric Dialysis, LLC	Limited Liability Company	Delaware
Lassen Dialysis, LLC	Limited Liability Company	Delaware
Lathrop Dialysis, LLC	Limited Liability Company	Delaware
Latrobe Dialysis, LLC	Limited Liability Company	Delaware
Lawrenceburg Dialysis, LLC	Limited Liability Company	Delaware
Leasburg Dialysis, LLC	Limited Liability Company	Delaware
Liberty RC, Inc.	For Profit Corporation	New York
Lietor Sp. Z.o.o.	Limited Liability Company	Poland
Lifeline Pensacola, LLC	Limited Liability Company	Delaware
Lifeline Vascular Center Of South Orlando, LLC	Limited Liability Company	Delaware
Lifeline Vascular Center- Orlando, LLC	Limited Liability Company	Delaware
Lighthouse Dialysis, LLC	Limited Liability Company	Delaware
Limon Dialysis, LLC	Limited Liability Company	Delaware
Lincoln Park Dialysis Services, Inc.	For Profit Corporation	Illinois
Lincolnton Dialysis, LLC	Limited Liability Company	Delaware
Little Rock Dialysis Centers, LLC	Limited Liability Company	Delaware
Livingston Dialysis, LLC	Limited Liability Company	Delaware
Llano Dialysis, LLC	Limited Liability Company	Delaware
Lockhart Dialysis, LLC	Limited Liability Company	Delaware
Lockport Dialysis, LLC	Limited Liability Company	Delaware
Lone Dialysis, LLC	Limited Liability Company	Delaware
Long Beach Dialysis Center, LLC	Limited Liability Company	Delaware
Longworth Dialysis, LLC	Limited Liability Company	Delaware
Lord Baltimore Dialysis, LLC	Limited Liability Company	Delaware
Lory Dialysis, LLC	Limited Liability Company	Delaware
Los Angeles Dialysis Center	General Partnership	California
Los Arcos Dialysis, LLC	Limited Liability Company	Delaware

Name	Structure	Jurisdiction of Incorporation
Loup Dialysis, LLC	Limited Liability Company	Delaware
Lourdes Dialysis, LLC	Limited Liability Company	Delaware
Lurleen Dialysis, LLC	Limited Liability Company	Delaware
Mahoney Dialysis, LLC	Limited Liability Company	Delaware
Mammoth Dialysis, LLC	Limited Liability Company	Delaware
Manzano Dialysis, LLC	Limited Liability Company	Delaware
Maple Grove Dialysis, LLC	Limited Liability Company	Delaware
Marlton Dialysis Center, LLC	Limited Liability Company	Delaware
Martin Dialysis, LLC	Limited Liability Company	Delaware
Marysville Dialysis Center, LLC	Limited Liability Company	Delaware
Mason-Dixon Dialysis Facilities, Inc.	For Profit Corporation	Maryland
Mayfield Dialysis, LLC	Limited Liability Company	Delaware
Medical Group Holding Company, LLC	Limited Liability Company	New Mexico
Memorial Dialysis Center, L.P.	Limited Partnership	Delaware
Mena Dialysis Center, LLC	Limited Liability Company	Delaware
Mendocino Dialysis, LLC	Limited Liability Company	Delaware
Mesilla Dialysis, LLC	Limited Liability Company	Delaware
Middlesex Dialysis Center, LLC	Limited Liability Company	Delaware
Milo Dialysis, LLC	Limited Liability Company	Delaware
Minam Dialysis, LLC	Limited Liability Company	Delaware
Mission Dialysis Services, LLC	Limited Liability Company	Delaware
Monahans Dialysis, LLC	Limited Liability Company	Delaware
Moncrief Dialysis Center/Total Renal Care Limited Partnership	Limited Partnership	Delaware
Morro Dialysis, LLC	Limited Liability Company	Delaware
Mountain West Dialysis Services, LLC	Limited Liability Company	Delaware
Mulgee Dialysis, LLC	Limited Liability Company	Delaware
Munera Sp. Z.o.o.	Limited Liability Company	Poland
Muskogee Dialysis, LLC	Limited Liability Company	Delaware
MVZ DaVita Dusseldorf GmbH	Gesellschaft mit beschränkter Haftung(GmbH)	Germany
MVZ Dresden Betriebs GmbH	Gesellschaft mit beschränkter Haftung(GmbH)	Germany
Nadell Dialysis, LLC	Limited Liability Company	Delaware
National Trail Dialysis, LLC	Limited Liability Company	Delaware
Natomas Dialysis, LLC	Limited Liability Company	Delaware
Neff Dialysis, LLC	Limited Liability Company	Delaware
Nephrology Medical Associates of Georgia, LLC	Limited Liability Company	Georgia
Neptune Artificial Kidney Center, L.L.C.	Limited Liability Company	New Jersey
New Bay Dialysis, LLC	Limited Liability Company	Delaware
New Springs Dialysis, LLC	Limited Liability Company	Delaware
Nisene Dialysis, LLC	Limited Liability Company	Delaware
North Austin Dialysis, LLC	Limited Liability Company	Delaware
North Colorado Springs Dialysis, LLC	Limited Liability Company	Delaware
Nuevo Dialysis, LLC	Limited Liability Company	Delaware
Oasis Dialysis, LLC	Limited Liability Company	Delaware
Ohio River Dialysis, LLC	Limited Liability Company	Delaware
Okanogan Dialysis, LLC	Limited Liability Company	Delaware
Olive Dialysis, LLC	Limited Liability Company	Delaware

Name	Structure	Jurisdiction of Incorporation
Open Access Lifeline, LLC	Limited Liability Company	Delaware
Orange Dialysis, LLC	Limited Liability Company	California
Osage Dialysis, LLC	Limited Liability Company	Delaware
Owasso Dialysis, LLC	Limited Liability Company	Delaware
Pacheco Dialysis, LLC	Limited Liability Company	Delaware
Paladina Health, LLC	Limited Liability Company	Delaware
Palmetto Dialysis, LLC	Limited Liability Company	Delaware
Palomar Dialysis, LLC	Limited Liability Company	Delaware
Parker Dialysis, LLC	Limited Liability Company	Delaware
Patch Dialysis, LLC	Limited Liability Company	Delaware
Patient Pathways, LLC	Limited Liability Company	Delaware
Patoka Dialysis, LLC	Limited Liability Company	Delaware
Peaks Dialysis, LLC	Limited Liability Company	Delaware
Pearl Dialysis, LLC	Limited Liability Company	Delaware
Pekin Dialysis, LLC	Limited Liability Company	Delaware
Percha Dialysis, LLC	Limited Liability Company	Delaware
Pfeiffer Dialysis, LLC	Limited Liability Company	Delaware
Physicians Choice Dialysis Of Alabama, LLC	Limited Liability Company	Delaware
Physicians Dialysis Acquisitions, Inc.	For Profit Corporation	Delaware
Physicians Dialysis of Houston, LLP	Limited Liability Partnership	Texas
Physicians Dialysis of Lancaster, LLC	Limited Liability Company	Pennsylvania
Physicians Dialysis Ventures, Inc.	For Profit Corporation	Delaware
Physicians Dialysis, Inc.	For Profit Corporation	Delaware
Pible Dialysis, LLC	Limited Liability Company	Delaware
Pike Dialysis, LLC	Limited Liability Company	Delaware
Pine Dialysis, LLC	Limited Liability Company	Delaware
Pittsburgh Dialysis Partners, LLC	Limited Liability Company	Delaware
Plaine Dialysis, LLC	Limited Liability Company	Delaware
Plateau Dialysis, LLC	Limited Liability Company	Delaware
Platte Dialysis, LLC	Limited Liability Company	Delaware
Pobello Dialysis, LLC	Limited Liability Company	Delaware
Pointe Dialysis, LLC	Limited Liability Company	Delaware
Ponca Dialysis, LLC	Limited Liability Company	Delaware
Ponderosa Dialysis, LLC	Limited Liability Company	Delaware
Portola Dialysis, LLC	Limited Liability Company	Delaware
Powerton Dialysis, LLC	Limited Liability Company	Delaware
Priday Dialysis, LLC	Limited Liability Company	Delaware
Prineville Dialysis, LLC	Limited Liability Company	Delaware
Prings Dialysis, LLC	Limited Liability Company	Delaware
Quality Dialysis Care Sdn. Bhd.	Private Company	Malaysia
Rainer Dialysis, LLC	Limited Liability Company	Delaware
Rancho Dialysis, LLC	Limited Liability Company	Delaware
Rayburn Dialysis, LLC	Limited Liability Company	Delaware
Red Willow Dialysis, LLC	Limited Liability Company	Delaware
Redcliff Dialysis, LLC	Limited Liability Company	Delaware
Reef Dialysis, LLC	Limited Liability Company	Delaware
Refuge Dialysis, LLC	Limited Liability Company	Delaware
Renal Clinic Of Houston, LLC	Limited Liability Company	Delaware
Renal Life Link, Inc.	For Profit Corporation	Delaware

Name	Structure	Jurisdiction of Incorporation
Renal Treatment Centers - California, Inc.	For Profit Corporation	Delaware
Renal Treatment Centers - Illinois, Inc.	For Profit Corporation	Delaware
Renal Treatment Centers - Mid-Atlantic, Inc.	For Profit Corporation	Delaware
Renal Treatment Centers - Northeast, Inc.	For Profit Corporation	Delaware
Renal Treatment Centers - Southeast, LP	Limited Partnership	Delaware
Renal Treatment Centers - West, Inc.	For Profit Corporation	Delaware
Renal Treatment Centers, Inc.	For Profit Corporation	Delaware
Rickwood Dialysis, LLC	Limited Liability Company	Delaware
Riddle Dialysis, LLC	Limited Liability Company	Delaware
Rio Dialysis, LLC	Limited Liability Company	Delaware
Ripley Dialysis, LLC	Limited Liability Company	Delaware
Rita Ranch Dialysis, LLC	Limited Liability Company	Delaware
River Valley Dialysis, LLC	Limited Liability Company	Delaware
RMS Lifeline Inc.	For Profit Corporation	Delaware
RNA - DaVita Dialysis, LLC	Limited Liability Company	Delaware
Robinson Dialysis, LLC	Limited Liability Company	Delaware
Rochester Dialysis Center, LLC	Limited Liability Company	Delaware
Rocky Mountain Dialysis Services, LLC	Limited Liability Company	Delaware
Roose Dialysis, LLC	Limited Liability Company	Delaware
Ross Clark Circle Dialysis, LLC	Limited Liability Company	Delaware
Roushe Dialysis, LLC	Limited Liability Company	Delaware
Royale Dialysis, LLC	Limited Liability Company	Delaware
Rusk Dialysis, LLC	Limited Liability Company	Delaware
Russell Dialysis, LLC	Limited Liability Company	Delaware
Rye Dialysis, LLC	Limited Liability Company	Delaware
Saddleback Dialysis, LLC	Limited Liability Company	Delaware
SafeHarbor Dialysis, LLC	Limited Liability Company	Delaware
Sahara Dialysis, LLC	Limited Liability Company	Delaware
SAKDC-DaVita Dialysis Partners, L.P.	Limited Partnership	Delaware
San Marcos Dialysis, LLC	Limited Liability Company	Delaware
Sandlin Dialysis, LLC	Limited Liability Company	Delaware
Sands Dialysis, LLC	Limited Liability Company	Delaware
Sandusky Dialysis, LLC	Limited Liability Company	Delaware
Santa Fe Springs Dialysis, LLC	Limited Liability Company	Delaware
Santiam Dialysis, LLC	Limited Liability Company	Delaware
Sapelo Dialysis, LLC	Limited Liability Company	Delaware
Seasons Dialysis, LLC	Limited Liability Company	Delaware
Seminole Dialysis, LLC	Limited Liability Company	Delaware
Seneca Dialysis, LLC	Limited Liability Company	Delaware
Shadow Dialysis, LLC	Limited Liability Company	Delaware
Shayano Dialysis, LLC	Limited Liability Company	Delaware
Sherman Dialysis, LLC	Limited Liability Company	Delaware
Shining Star Dialysis, Inc.	For Profit Corporation	New Jersey
Shoals Dialysis, LLC	Limited Liability Company	Delaware
Siena Dialysis Center, LLC	Limited Liability Company	Delaware
Silverwood Dialysis, LLC	Limited Liability Company	Delaware
Simeon Dialysis, LLC	Limited Liability Company	Delaware
Skagit Dialysis, LLC	Limited Liability Company	Delaware
Soledad Dialysis Center, LLC	Limited Liability Company	Delaware

Name	Structure	Jurisdiction of Incorporation
Somerville Dialysis Center, LLC	Limited Liability Company	Delaware
South Central Florida Dialysis Partners, LLC	Limited Liability Company	Delaware
South Fork Dialysis, LLC	Limited Liability Company	Delaware
South Shore Dialysis Center, L.P.	Limited Partnership	Delaware
Southcrest Dialysis, LLC	Limited Liability Company	Delaware
Southern Colorado Joint Ventures, LLC	Limited Liability Company	Delaware
Southern Hills Dialysis Center, LLC	Limited Liability Company	Delaware
Southlake Dialysis, LLC	Limited Liability Company	Delaware
Southwest Atlanta Dialysis Centers, LLC	Limited Liability Company	Delaware
Southwest Indiana Dialysis, LLC	Limited Liability Company	Delaware
Springs Dialysis, LLC	Limited Liability Company	Delaware
St. Luke's Dialysis, LLC	Limited Liability Company	Delaware
Star Dialysis, LLC	Limited Liability Company	Delaware
Steam Dialysis, LLC	Limited Liability Company	Delaware
Steele Dialysis, LLC	Limited Liability Company	Delaware
Stevenson Dialysis, LLC	Limited Liability Company	Delaware
Stewart Dialysis, LLC	Limited Liability Company	Delaware
Stines Dialysis, LLC	Limited Liability Company	Delaware
Storrie Dialysis, LLC	Limited Liability Company	Delaware
Strongsville Dialysis, LLC	Limited Liability Company	Delaware
Sugarite Dialysis, LLC	Limited Liability Company	Delaware
Sugarloaf Dialysis, LLC	Limited Liability Company	Delaware
Summer Dialysis, LLC	Limited Liability Company	Delaware
Summit Dialysis Center, L.P.	Limited Partnership	Delaware
Sun City Dialysis Center, L.L.C.	Limited Liability Company	Delaware
Sun City West Dialysis Center, LLC	Limited Liability Company	Delaware
Sunset Dialysis, LLC	Limited Liability Company	Delaware
Talimena Dialysis, LLC	Limited Liability Company	Delaware
Tannor Dialysis, LLC	Limited Liability Company	Delaware
Taylor Dialysis, LLC	Limited Liability Company	Delaware
Tel-Huron Dialysis, LLC	Limited Liability Company	Delaware
Tennessee Valley Dialysis Center, LLC	Limited Liability Company	Delaware
Teton Dialysis, LLC	Limited Liability Company	Delaware
The Woodlands Dialysis Center, LP	Limited Partnership	Delaware
Tortugas Dialysis, LLC	Limited Liability Company	Delaware
Total Renal Care of North Carolina, LLC	Limited Liability Company	Delaware
Total Renal Care Texas Limited Partnership	Limited Partnership	Delaware
Total Renal Care, Inc.	For Profit Corporation	California
Total Renal Care/Eaton Canyon Dialysis Center Partnership	General Partnership	California
Total Renal Laboratories, Inc.	For Profit Corporation	Florida
Total Renal Research, Inc.	For Profit Corporation	Delaware
Townsend Dialysis, LLC	Limited Liability Company	Delaware
Transmountain Dialysis, L.P.	Limited Partnership	Delaware
TRC - Four Corners Dialysis Clinics, L.L.C.	Limited Liability Company	New Mexico
TRC - Indiana, LLC	Limited Liability Company	Indiana
TRC - Petersburg, LLC	Limited Liability Company	Delaware
TRC El Paso Limited Partnership	Limited Partnership	Delaware
TRC of New York, Inc.	For Profit Corporation	New York
TRC West, Inc.	For Profit Corporation	Delaware
TRC-Dyker Heights, L.P.	Limited Partnership	New York

Name	Structure	Jurisdiction of Incorporation
TRC-Georgetown Regional Dialysis, LLC	Limited Liability Company	District Of Columbia
Tree City Dialysis, LLC	Limited Liability Company	Delaware
Tugman Dialysis, LLC	Limited Liability Company	Delaware
Tulsa Dialysis, LLC	Limited Liability Company	Delaware
Tumalo Dialysis, LLC	Limited Liability Company	Delaware
Turlock Dialysis Center, LLC	Limited Liability Company	Delaware
Tustin Dialysis Center, LLC	Limited Liability Company	Delaware
Tyler Dialysis, LLC	Limited Liability Company	Delaware
Ukiah Dialysis, LLC	Limited Liability Company	Delaware
Unicoi Dialysis, LLC	Limited Liability Company	Delaware
University Dialysis Center, LLC	Limited Liability Company	Delaware
Upper Valley Dialysis, L.P.	Limited Partnership	Delaware
USC-DaVita Dialysis Center, LLC	Limited Liability Company	California
UT Southwestern DVA Healthcare, L.L.P.	Limited Liability Partnership	Texas
Valley Springs Dialysis, LLC	Limited Liability Company	Delaware
Verde Dialysis, LLC	Limited Liability Company	Delaware
Victory Dialysis, LLC	Limited Liability Company	Delaware
VillageHealth DM, LLC	Limited Liability Company	Delaware
Villanueva Dialysis, LLC	Limited Liability Company	Delaware
Wakoni Dialysis, LLC	Limited Liability Company	Delaware
Walker Dialysis, LLC	Limited Liability Company	Delaware
Wallowa Dialysis, LLC	Limited Liability Company	Delaware
Wauseon Dialysis, LLC	Limited Liability Company	Delaware
Wesley Chapel Dialysis, LLC	Limited Liability Company	Delaware
West Elk Grove Dialysis, LLC	Limited Liability Company	Delaware
West Sacramento Dialysis, LLC	Limited Liability Company	Delaware
Weston Dialysis Center, LLC	Limited Liability Company	Delaware
Whitney Dialysis, LLC	Limited Liability Company	Delaware
Wilder Dialysis, LLC	Limited Liability Company	Delaware
Willowbrook Dialysis Center, L.P.	Limited Partnership	Delaware
Windcreek Dialysis, LLC	Limited Liability Company	Delaware
Winds Dialysis, LLC	Limited Liability Company	Delaware
Wood Dialysis, LLC	Limited Liability Company	Delaware
Wooten Dialysis, LLC	Limited Liability Company	Delaware
Wyandotte Central Dialysis, LLC	Limited Liability Company	Delaware
Wyler Dialysis, LLC	Limited Liability Company	Delaware
Yargol Dialysis, LLC	Limited Liability Company	Delaware
Ybor City Dialysis, LLC	Limited Liability Company	Delaware
Yucaipa Dialysis, LLC	Limited Liability Company	Delaware
Zephyrhills Dialysis Center, LLC	Limited Liability Company	Delaware